UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 11, 2006


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                    0-26509                     65-0601272
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 769-3749
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 15, 2006, we announced that Mr. Jon E. Nix resigned as our Chief Executive Officer effective as of August 9, 2006.

         In connection with his departure, on September 11, 2006, we and Mr. Nix entered into a letter agreement (the "Separation Agreement"). As of the effective date of the Separation Agreement, and pursuant to its terms, all outstanding options to purchase our common stock held by Mr. Nix and his spouse, Ms. Jeanne Nix, became immediately vested and exercisable pursuant to the terms of the applicable option grants and for the remainder of their original term. At September 11, 2006, Mr. and Mrs. Nix together held options to purchase an aggregate of 562,500 shares of our common stock. We have also agreed to continue to provide Mr. Nix and his family the same healthcare benefits that were in place immediately prior to his resignation until the earlier of (i) the date he no longer serves on our Board of Directors, and (ii) the date he and his family are entitled to healthcare coverage from another employer.

         In consideration of the benefits to be received by Mr. Nix under the Separation Agreement, Mr. Nix agreed not to solicit our employees and to maintain certain of our confidential information, and executed a general release of claims in our favor.

         The foregoing description of the Separation Agreement is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1     Separation   Agreement  among  National  Coal  Corp.,
                           National Coal Corporation and Jon E. Nix, dated September 11, 2006.



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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NATIONAL COAL CORP.



Date:    September 14, 2006            By:   /S/ T. MICHAEL LOVE
                                             -----------------------------------
                                             T. Michael Love
                                             Chief Financial Officer


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